Exhibit 10.361

HEARTH & CARE OF GREENFIELD
FHA Project No. 046-22026

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this "Agreement") is made as of October 1, 2014, by and among HEARTH & CARE OF GREENFIELD, LLC, an Ohio limited liability company (hereinafter called "Borrower"); RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company, successor by merger to Red Mortgage Capital, Inc., an Ohio corporation (hereinafter called "Lender"); and the SECRETARY OF HOUSING AND URBAN DEVELOPMENT, acting by and through the Federal Housing Commissioner (hereinafter called the "Secretary").

Recitals.

A.Borrower is the owner of a nursing home project located in Greenfield, Ohio, commonly known as Hearth & Care of Greenfield, FHA Project No. 046-22026 (the "Project"), on that real property described in Exhibit A, attached hereto and made a part hereof.

B.Borrower has financed the Project with a mortgage loan (the "Mortgage Loan") in the original principal amount of $2,524,800.00, made to Borrower by Lender.

C. The Mortgage Loan is insured by the Secretary under Section 232, pursuant to Section 223(:1), of the National Housing Act, as amended. The Project is identified in the records of the Secretary as Hearth & Care of Greenfield, FHA Project No. 046-22026.

D.    The Mortgage Loan is evidenced by a Mortgage Note dated as of July 29, 2008, in the principal amount of $2,524,800.00, executed by Borrower in favor of Lender (the "Note") and is secured, inter alia by (i) a Mortgage Deed, dated as of July 29, 2008, executed by Borrower in favor of Lender (the "Mortgage"), which Mortgage was recorded on July 25, 2008, with the land records office of Highland County, Ohio (the "Recorder") at Bk. 711, Pg. 428; (ii) a Security Agreement dated as of July 29, 2008, executed by Borrower in favor of Lender (the "Security Agreement"); and (iii) certain UCC Financing Statements (the "UCC Financing Statements") naming the Borrower as debtor and Lender and the Secretary as secured parties, and filed or recorded, as applicable, (a) on July 25, 2008 in the applicable State of Ohio UCC financing statement records at OH00128490606, and (b) on July 25, 2008 with the Recorder at UCC No. 200800000066.

E.    In connection with the Mortgage Loan, Borrower and the Secretary entered into a certain Regulatory Agreement dated as of July 29, 2008, (the "Regulatory Agreement"), which Regulatory Agreement was recorded on July 25, 2008, with the Recorder at Bk. 711, Pg. 436.

F.    The Note, Mortgage, Security Agreement, UCC Financing Statements, Regulatory Agreement, and all other documents executed by Borrower in connection with the Mortgage Loan are hereinafter referred to as the "Loan Documents."

G.    Pursuant to a Modification of Mortgage Note executed by Borrower and Lender and approved by the Secretary, as of even date herewith (the "Modification of Note"), and as provided herein, the parties have agreed to modify the terms of the Note (i) to reduce the rate of interest therein provided from 6.50% per annum to 4.20% per annum, effective as of November 1, 2014; (ii) as a result of such reduction in interest rate, to revise the amount of the monthly installments of interest and principal payable on and after December 1, 2014, so as to reamortize in full the Mortgage Loan over the remaining term thereof; and (iii) to modify the prepayment provisions of the Mortgage Loan.

H.    Borrower and Lender now desire to amend the Mortgage, the Regulatory Agreement, and other Loan Documents to conform the terms thereof to the Note, as amended by the Modification of Note, and to amend the Loan Documents in certain other respects as hereinafter described.

Statement of Agreement.

NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in further consideration of the agreements, covenants and stipulations hereinafter set forth, the parties for themselves and for their respective successors and assigns, do hereby agree and covenant as follows:

1.Recitals; Capitalized Terms. The    foregoing recitals are hereby
incorporated by reference as if fully set forth herein.

2.    Amendments to Mortgage, Security Agreement, Regulatory Agreement and Other Loan Documents.

(A)All references to the rate of interest of the Mortgage Loan, Note, and/or Mortgage which are contained in the Mortgage, Security Agreement, Regulatory Agreement, or any other Loan Document are changed from Six and one-half per centum (6.50%) per annum to: Six and one-half per centum (6.50%) per annum through and including October 31, 2014, and Four and 20/l00ths per centum (4.20%) per annum from and after November 1, 2014.

(B)The Mortgage, Security Agreement, Regulatory Agreement, and other Loan Documents are each hereby amended so that (a) all references to the "Note" or "note" contained in any of said documents shall be deemed to refer to the Note as modified by the Modification of Note, (b) any reference to the "Mortgage" or "mortgage" contained in any of said documents shall be deemed to refer to the Mortgage, as modified by this Agreement, (c) all references to the "Security Agreement" or "security agreement" contained in any of said documents shall be deemed to refer to the Security Agreement as modified by this Agreement, and (d) all references to the "Regulatory Agreement" or "regulatory agreement" contained in any of said documents shall be deemed to refer to the Regulatory Agreement as modified by this Agreement.

3.    Non-Waiver.

Nothing in this Agreement shall waive, compromise, impair or prejudice any right the Secretary or Lender may have to seek judicial recourse for any breach of the Regulatory Agreement that may have occurred prior to or that may occur subsequent to the date of this Agreement. In the event that the Secretary or Lender initiates an action for breach of the Regulatory Agreement and recovers funds, either on behalf of the Secretary or Lender, or on behalf of the Project or Borrower, those funds may be applied, at the discretion of the Secretary, to the payment of the delinquent amount due under the Mortgage or as a partial prepayment of the Mortgage Loan.

4.    Other Provisions.

(A)Nothing herein contained shall in any manner impair the Note or the security now held for said indebtedness; nor alter, waive, annul, vary, or affect any provision, condition, or covenant of the Note, Mortgage, or Regulatory Agreement, except as specifically modified and amended herein and in the Modification of Note; nor affect or impair any rights, powers, or remedies under the Note, Mortgage, or other Loan Documents, as amended by this Agreement and the Modification of Note, nor create a novation or new agreement by and between the parties thereto, it being the intent of the parties hereto that the terms and provisions of the Note, Mortgage, and other Loan Documents, as amended by this Agreement and the Modification of Note, are expressly approved, ratified, and confirmed, and shall continue and remain in full force and effect except as modified hereby and by the Modification of Note, and that the lien of the Mortgage and the Regulatory Agreement and the priority thereof shall be unchanged.

(B)Borrower hereby acknowledges and affirms to Lender that as of the effective date of this Agreement, Borrower has no claims against Lender arising out of or related to the Mortgage, the Note, the Security Agreement, or the other Loan Documents.

(C)Notwithstanding anything herein contained, if any one or more of the provisions of this Agreement shall for any reason whatsoever be held to be illegal, invalid, or unenforceable in any respect, such illegality, invalidity, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never been contained herein.

(D)The Mortgage, the Security Agreement, Regulatory Agreement and other Loan Documents, as amended by this Agreement, may not be further modified except by an instrument in writing executed by each of the parties hereto.

(E)This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

(F)Borrower and Lender acknowledge and agree that the terms of this Agreement are subject to and contingent upon the approval thereof by the Secretary, which approval shall be evidenced by the written consent of the Secretary affixed to this Agreement below, and further acknowledge and agree that the terms of this Agreement shall not be deemed effective unless and until the Secretary executes the consent as aforesaid.

(G)This Agreement may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one agreement.

IN WITNESS WHEREOF, Borrower, Lender and the Secretary have caused this Agreement to be executed as of the date first set forth above.

[Remainder of page intentionally left blank. Counterpart signature pages follow.]

COUNTERPART SIGNATURE PAGE TO MODIFICATION AGREEMENT

BORROWER:

HEARTH & CARE OF GREENFIELD, LLC,
an Ohio limited liability company

By	/s/ David Rubenstein
David Rubenstein, Manager

COUNTERPART SIGNATURE PAGE TO MODIFICATION AGREEMENT

LENDER:

RED MORTGAGE CAPITAL, LLC,
a Delaware limited liability company,
successor by merger to Red Mortgage Capital, Inc.,
an Ohio corporation

By	/s/ Jeffrey N. Leeth
Jeffrey N. Leeth, Director

COUNTERPART SIGNATURE PAGE TO MODIFICATION AGREEMENT

HEARTH & CARE OF GREENFIELD
FHA Project No. 046-22026

MODIFICATION APPROVED AND ACCEPTED BY:

Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner

By:	/s/ Carol S. Jun
Title:	Authorized Agent
Office of Residential Care Facilities

ACKNOWLEDGMENT

DISTRICT OF COLUMBIA

On this 30th day of October, 2014, before me, a notary public in and for the jurisdiction aforesaid, personally appeared Carol S. Jun, who acknowledged that she is the Authorized Agent of the Secretary of U.S. Department of Housing and Urban Development, acting by and through the Federal Housing Commissioner, and a Supervisory Account Executive in the Office of Residential Care Facilities, U.S. Department of Housing and Urban Development, and that she, being authorized so to do by virtue of such office, executed the foregoing instrument on behalf of the Federal Housing Commissioner, acting for the Secretary of the U.S. Department of Housing and Urban Development.

Witness my hand and official seal.
This instrument was prepared by and should be returned upon recording to:

Mathew J. Porter, Esq.
Vorys, Sater, Seymour and Pease LLP 1909 K Street NW, Suite 900
Washington, DC 20006

EXHIBIT A
Legal Description
(3 pages)

PARCEL I (Nursing Home):
Situated in the City of Greenfield, County of Highland and State of Ohio:
And known as being parts of In-Lots No. 103 and No. 104 of said Village (now City) and located on the Northwest corner of Washington Street and South Street intersection, fronting eighty and one-half (80-1/2) on Washington Street and 97-112 on South Street,
extending back and parallel with the same width of which 97-1/2 fronting on South Street,
82-1/2 feet frontage in on In-Lot 103 and 15 feet is on the East frontage of In-Lot No. 104 on South Street.

PARCEL II (Nursing Home):

Situated in the City of Greenfield, County of Highland and State of Ohio:
And known as being a portion of In-Lots Number 103 and 104, beginning at a point in the East Line of In-Lot No. 103, on Washington Street, Eighty and One-Half (80-1/2) feet from the Northwest comer of Washington and South Streets;

Thence Westerly parallel with South Street Ninety-Seven and One-Half (97-1/2) feet to a stake on In-Lot No. 104;

Thence Northerly and parallel with the East line of In-Lot No. 104, Eighty-four and one half (84-1/2) feet to the alley;

Thence with alley Easterly, ninety-seven and one half (97 1/2) feet to a stake in the West line of Washington Street;

Thence Southerly with the East line of In-Lot No. One Hundred and three (103) and parallel with Washington Street to the place of beginning, eighty-four and one-half(84-1/2) feet;

PARCEL III (Office Building):

Situated in the City of Greenfield, County of Highland and State of Ohio:
And known as beginning at a cross in the sidewalk 16-1/2 feet from the curb on the North side of South Street, and near the North edge of said sidewalk, said cross being 97-1/2 feet from the Southeast corner of In-Lot 103 and 150 feet from the East side of an alley on the West side of In-Lot No, 118;

Thence running Northward, parallel to Washington Street, 165 feet to an alley;
Thence turning and running Westward, parallel to South Street, 50 feet;
Thence turning and running Southward, parallel to Washington Street, 165 feet;
Thence turning and running Eastward, parallel to South Street, 50 feet to the beginning.

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PARCEL IV (Parking Lot):

Situated in the City of Greenfield; County of Highland and State of Ohio:
And known as being a part of In-Lot No. 105 of the Original Town Plat as recorded in Plat Book 01, Page 135 of the Highland County Recorder's Office, and being further bounded and described as follows:

Beginning at a 5/8-inch iron pin (found, bent) in the Northerly margin of an alley, 165 feet wide, said iron pin being the Southeasterly corner of a 5280 sq. ft. tract as conveyed to the Home Building and Loan company of Greenfield (O.R. 079, Page 745);

Thence with the Easterly line of the Home Building and Loan Company of Greenfield, North 14 deg. 00' 00" West, a distance of 103.00 feet to 5/8-inch iron pin (set);

Thence with a new division line North 76 deg. 00' 00" East, a distance of 50.50 ft. to a 5/8-
inch iron pin (set) in the Westerly line of an unrecorded 12.5 ft. alley way South 14 deg. 00' 00" East, a distance of 103.00 feet to a 5/8-inch iron pin (found) in the Northerly margin of the aforementioned alley, 16.50 feet wide;

Thence with the Northerly margin of said alley South 76 deg. 00' 00" West, a distance of
50.50 feet to the beginning, containing 0.1194 acre of land.

Subject to all legal easements and rights of-way of record.

Bearings are based upon the record bearing (South 76 deg. 00' 00" West) of the Northerly margin of Mirbeau Street as found in D.B. 315, Page 705.

The above description is a part of In-Lot No. 105 as conveyed to Thomas B. Fenton and Connie J. Fenton and recorded in Official Record 114, Page 282 of Highland County Recorder's Office.

Land surveyed in July 1994 and May 1996, under the direction of Thomas E. Purtell, Registered Professional Surveyor No. 6519, the survey plat of which is referred to as Drawing No. S96310 on file in the office of McCarty Associates, Hillsboro, Ohio.

311 South Street
Greenfield, Ohio 45123

PPN: 27-16-001-114.00 (as to Part of In-Lot 104)

V/L Washington Street
Greenfield, Ohio 45123

PPN: 27-16-001-115.000 (as to Part of In-Lot 104)

238 S. Washington Street
Greenfield, Ohio 45123

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PPN: 27 16-001·116.000 (as to Part of In-Lot 103 and 104)

226 Washington Street
Greenfield, Ohio 45123

PPN: 27 16-001·117.00 (as to Part of In-Lot 103)

V/L Mirbeau Street
Greenfield, Ohio 45123

PPN: 27 16-001-137.01 (as to Part of In Lot 105)

PARCEL V

FIRST TRACT: Situate in the City of Greenfield, County of Highland, State of Ohio, and bounded and described as follows:
Commencing at the Southeast corner of In-Lot No. 102 as known and described on the recorded plat of said City;
Thence North 20 feet with the line of Washington Street;
Thence West 60 feet;
Thence South to the line of the alley

Thence East with the line of the alley 60 feet to the place of beginning.

SECOND TRACT: Situate in the City of Greenfield, County of Highland, State of Ohio,
and bounded and described as follows:
A strip of ground fronting 41 feet on Washington Street and running back that width at right angles with Washington Street 70 feet to an alley, said strip being a portion of said In-Lot Number 102 as known and designated on the recorded plat of said City and lying adjoining and North of the present residence of Jessie Robins.

THIRD TRACT: Situate in the City of Greenfield, County of Highland, State of Ohio, and bounded and described as follows:
Also a strip or ground 10 feet by 20 feet in the rear of and adjoining the present lot of Jessie Robins;

Being part of the Southwest comer of In-Lot No. 102, excepting a strip of land 12-1/2 feet in width running North and South which is hereby reserved for an alley.

PPN: 27-16-001-132.00
222 Smith Washington Street1 Greenfield, Ohio 45123

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